SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 12, 2008


                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-9102                                77-0100596
(State or Other Jurisdiction    (Commission                     (I.R.S. Employer
of Incorporation)               File Number)                 Identification No.)


245 South Los Robles Avenue                                                91101
Pasadena, California                                                  (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code (626) 683-4000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item5.02.     Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of
              Certain Officers

On November 19, 2008, the Board of Directors authorized the Company to enter into amendments of its Change in Control Agreements with Gary Wagner, President and Chief Operating Officer, James R. McLaughlin, Senior Vice President, Chief Financial Officer and Treasurer, and Javier Solis, Special Counsel, in order to comply with Section 409A of the U.S. Internal Revenue Code and to address a potential issue regarding the calculation of average bonuses. The amendments, which were executed on December 12, 2008, are attached as exhibits hereto.

On March 26, 2008, the Board of Directors appointed Stephen E. Johnson as Senior Vice President, Secretary and General Counsel, effective May 27, 2008, and authorized the Company to enter into a Change in Control Agreement with him. The agreement, which was executed on December 12, 2008, is attached as an exhibit hereto.


Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description
-----------    -----------

10.1           Amendment  to  Change  of  Control   Agreement   between   Ameron
               International Corporation and Gary Wagner, effective November 19, 2008

10.2           Amendment  to  Change  of  Control   Agreement   between   Ameron
               International Corporation and James R. McLaughlin, effective November 19, 2008

10.3           Amendment  to  Change  of  Control   Agreement   between   Ameron
               International Corporation and Javier Solis, effective November 19, 2008

10.4           Change  of  Control   Agreement   between  Ameron   International
               Corporation and Stephen E. Johnson, effective May 27, 2008


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                AMERON INTERNATIONAL CORPORATION


Dated: December 17, 2008        By /s/ Stephen E. Johnson
                                   ----------------------
                                   Stephen E. Johnson
                                   Senior Vice President, Secretary and General
                                    Counsel

                                  EXHIBIT INDEX


Exhibit No.
-----------

10.1 Amendment to Change of Control Agreement between Ameron International Corporation and Gary Wagner, effective November 19, 2008
10.2 Amendment to Change of Control Agreement between Ameron International Corporation and James R. McLaughlin, effective November 19, 2008
10.3 Amendment to Change of Control Agreement between Ameron International Corporation and Javier Solis, effective November 19, 2008
10.4 Change of Control Agreement between Ameron International Corporation and Stephen E. Johnson, effective May 27, 2008